COMMITMENTS, CONTINGENCIES AND CHARGES	12 Months Ended
Dec. 31, 2012
COMMITMENTS, CONTINGENCIES AND CHARGES [Abstract]
COMMITMENTS, CONTINGENCIES AND CHARGES
NOTE 10:-	COMMITMENTS, CONTINGENCIES AND CHARGES

a.	Commitments:

1.
With respect to the participation of the Israeli Government in software research and development costs, the Company is committed to pay to the Government royalties at the rate of 3%-3.5% of revenues from sale of its iCMR  software, up to a maximum of 100% of the amount of participation received, linked to the dollar, plus interest at the LIBOR rate.

The Company's total outstanding obligation in respect of royalty-bearing Government participation received or accrued, net of royalties paid or accrued, amounted to $ 80 and $183 as of December 31, 2011 and 2012 respectively.

2.	The Company has entered into non cancelable operating lease agreements for the lease of motor vehicles. The leasing deposits are presented in the long-term deposits and other account receivables.

The Company's facilities are leased under non cancelable operating lease agreements, which expire on various dates, the latest of which is in 2016.

As of December 31, 2012, the Company is required to make the following minimum lease payments under operating leases for its motor vehicles and facilities:

2013	$975
2014	639
2015	452
2016	236

Total	$2,302

Rental expenses for motor vehicles and facility rental expenses amounted to $ 958, $ 1,060 and $ 1,167 for the years ended December 31 2010, 2011 and 2012, respectively.

3.	Starting from 2011, the Company has a revolving line of credit with an Israeli bank ("the bank") for total borrowing of up to $ 600, based on several conditions and financial covenants.

Interest rate variable at a rate of Libor + 4% .The actual Libor interest rate at December 31, 2011 and 2012 was 0.15% and 0.167% respectively.

As part of the line of credit agreement, the Company created a floating charge on all of its assets as security for repayment of any amounts that might be due to the bank under the line of credit Agreement. These charges will remain in place as security for the repayment of amounts under the line of credit Agreement.

During 2011 and 2012, the Company did not use the line of credit and therefore no interest expenses have been recorded in regards.

As of December 31, 2012, the Company was in compliance in all respects with all the conditions and the covenants in the line of credit Agreement.
Subsequent the balance sheet date the Company began to utilize the credit line

b.	Charges:

1.
To secure compliance with the conditions related to the Company's "Approved Enterprise" status, the Company registered a floating charge on equipment and other assets. The charge is unlimited in amount and it may not be further pledged or transferred without the prior consent of the beneficiaries.

2.
To secure revolving credit facilities and guarantees from a bank, the Company recorded a floating charge on its plant, assets and rights and fixed charges on its unpaid share capital and its goodwill in favor of this bank (see also note 10a).

c.	Guarantees:

1.	The Company has secured some of its lease agreements by a bank guarantee in the amount of $ 216.

2.	The Company provided certain customers and vendors with a $ 409 bank guarantee.

d.	Legal proceedings:

On September 25, 2012, a lawsuit have been lodged against the Company and one of its subsidiary by Mitek Systems, Inc. ("Mitek") for alleged infringement on United States patents. No discovery has been taken and a trial is scheduled for December 8, 2014.

The lawsuit relates to technology used in the Company's MobiCHECK software (one of the Company mobile products). Mitek is seeking a declaration of infringement, damages, and other amounts.

The Company believes that Mitek's claim is without merit and intends to defend itself against this lawsuit. Management cannot predict the outcome of the lawsuit nor can they make any estimate of the amount of damages; therefore, no provision has been made with respect to the lawsuit.